Certain identified information has been excluded from this exhibit because it is both (1) not material and (2) would likely cause competitive harm to the registrant if publicly disclosed. Omitted information is indicated by [***].

FIFTH AMENDMENT TO THE

ETF CUSTODY AGREEMENT

THIS FIFTH AMENDMENT effective as of the last date on the signature block (the “Effective Date”), to the ETF Custody Agreement dated as of October 16, 2025, as amended (the “Agreement”), is entered into by and between CORGI ETF TRUST I, a Delaware statutory trust (the “Trust”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America with its principal place of business at Minneapolis, Minnesota (the “Custodian”).

RECITALS

WHEREAS, the parties have entered into the Agreement; and

WHEREAS, the parties desire to amend the Agreement to update Exhibit A to add the following funds:

•         Corgi Emerging Markets Equities 15% Structured Buffer ETF - September Series

•         Corgi Growth & Technology 10% Structured Buffer ETF - September Series

•         Corgi Growth & Technology 15% Structured Buffer ETF - September Series

•         Corgi International Developed Equities 15% Structured Buffer ETF - September Series

•         Corgi U.S. Equities 10% Structured Buffer ETF - September Series

•         Corgi U.S. Equities 100% Structured Buffer ETF - September Series

•         Corgi U.S. Equities 15% Structured Buffer ETF - September Series

•         Corgi U.S. Equities 30% Structured Buffer ETF - September Series

•         Corgi U.S. Small-Cap 15% Structured Buffer ETF - September Series

WHEREAS, the parties desire to update the fees listed in Exhibit B of the Agreement; and

WHEREAS, Article XV, Section 15.02 of the Agreement allows for its amendment by a written instrument executed by both parties and authorized or approved by the Board of Trustees.

NOW, THEREFORE, the parties agree as follows:

1.      As of the Effective Date, Exhibit A of the Agreement is hereby superseded and replaced in its entirety with Exhibit A attached hereto.

2.      As of the Effective Date, Exhibit B of the Agreement is hereby superseded and replaced in its entirety with Exhibit B attached hereto.

3.      Except to the extent amended hereby, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed by a duly authorized officer on one or more counterparts as of the date last written below.

CORGI ETF TRUST I                                             U.S. BANK NATIONAL ASSOCIATION

By:         /s/ Emily Yuan                                             By:      /s/ Elizabeth B. Scalf

Name:     Emily Yuan                                                  Name:  Elizabeth Scalf

Title:       President                                                      Title:    Senior Vice President

Date:      8/3/2026                                                       Date:   8/4/2026

EXHIBIT A

Custody Agreement

Separate Series of Corgi ETF Trust I

Name of Series

Corgi 0-3 Month T-Bill ETF
Corgi 0-5 Year High Yield Corporate Bond ETF
Corgi 1-3 Year Treasury Bond ETF
Corgi 1-5 Year Investment Grade Corporate Bond ETF
Corgi 3-12 Month T-Bill ETF
Corgi 3-7 Year Treasury Bond ETF
Corgi AAPL 2x Daily ETF
Corgi ACHR 2x Daily ETF
Corgi ACLS 2x Daily ETF
Corgi ACMR 2x Daily ETF
Corgi Advantest 2x Daily ETF
Corgi Aerospace & Commercial Aviation 2x Daily ETF
Corgi Aerospace & Commercial Aviation ETF
Corgi AGIX 2x Daily ETF
Corgi AI Cybersecurity 2x Daily ETF
Corgi AI Cybersecurity ETF
Corgi ALAB 2x Daily ETF
Corgi All Commodities 2x Daily ETF
Corgi All World 2x Daily ETF
Corgi AMAT 2x Daily ETF
Corgi AMD 2x Daily ETF
Corgi AMKR 2x Daily ETF
Corgi AMZN 2x Daily ETF
Corgi APP 2x Daily ETF
Corgi ARM 2x Daily ETF
Corgi ASM 2x Daily ETF
Corgi ASML 2x Daily ETF
Corgi ASTS 2x Daily ETF
Corgi AVGO 2x Daily ETF
Corgi AXTI 2x Daily ETF
Corgi BABA 2x Daily ETF
Corgi Battery Energy Storage Systems 2x Daily ETF
Corgi Battery Energy Storage Systems ETF
Corgi Bay Area Based 2x Daily ETF
Corgi Bay Area Based ETF
Corgi BE 2x Daily ETF
Corgi Beauty, Skincare & Aesthetics 2x Daily ETF
Corgi Beauty, Skincare & Aesthetics ETF
Corgi Besi 2x Daily ETF
Corgi BMNR 2x Daily ETF
Corgi Brazil 2x Daily ETF
Corgi BRKB 2x Daily ETF
Corgi Buy Now Pay Later 2x Daily ETF
Corgi Buy Now Pay Later ETF
Corgi CAMT 2x Daily ETF
Corgi CART 2x Daily ETF
Corgi China 2x Daily ETF
Corgi Chinese Internet 2x Daily ETF
Corgi CIFR 2x Daily ETF
Corgi Coffee & Energy Drinks 2x Daily ETF
Corgi Coffee & Energy Drinks ETF
Corgi COHR 2x Daily ETF
Corgi COIN 2x Daily ETF
Corgi CRCL 2x Daily ETF
Corgi CRDO 2x Daily ETF
Corgi CRUS 2x Daily ETF
Corgi CRWD 2x Daily ETF
Corgi CRWV 2x Daily ETF
Corgi Crypto Infrastructure 2x Daily ETF
Corgi Crypto Infrastructure ETF
Corgi Data & Surveillance 2x Daily ETF
Corgi Data & Surveillance ETF
Corgi Delta Electronics 2x Daily ETF
Corgi Digital Banking & Fintech Infrastructure 2x Daily ETF
Corgi Digital Banking & Fintech Infrastructure ETF
Corgi DISCO 2x Daily ETF
Corgi Drones & Urban Air Mobility 2x Daily ETF
Corgi Drones & Urban Air Mobility ETF
Corgi Emerging Markets 2x Daily ETF
Corgi Emerging Markets Equities 15% Structured Buffer ETF - August Series
Corgi Emerging Markets Equities 15% Structured Buffer ETF - July Series
Corgi Emerging Markets Equities 15% Structured Buffer ETF - June Series
Corgi Emerging Markets Equities 15% Structured Buffer ETF - May Series
Corgi Emerging Markets Equities 15% Structured Buffer ETF - September Series
Corgi EOSE 2x Daily ETF
Corgi Europe Equities 2x Daily ETF
Corgi Ex-U.S. Equities 2x Daily ETF
Corgi Genomics & Precision Medicine 2x Daily ETF
Corgi Genomics & Precision Medicine ETF
Corgi GEV 2x Daily ETF
Corgi GLXY 2x Daily ETF
Corgi GME 2x Daily ETF
Corgi GOOGL 2x Daily ETF
Corgi Growth & Technology 10% Structured Buffer ETF - August Series
Corgi Growth & Technology 10% Structured Buffer ETF - July Series
Corgi Growth & Technology 10% Structured Buffer ETF - June Series
Corgi Growth & Technology 10% Structured Buffer ETF – May Series
Corgi Growth & Technology 10% Structured Buffer ETF - September Series
Corgi Growth & Technology 15% Structured Buffer ETF - August Series
Corgi Growth & Technology 15% Structured Buffer ETF - July Series
Corgi Growth & Technology 15% Structured Buffer ETF - June Series
Corgi Growth & Technology 15% Structured Buffer ETF - May Series
Corgi Growth & Technology 15% Structured Buffer ETF - September Series
Corgi High Voltage Grid Equipment 2x Daily ETF
Corgi High Voltage Grid Equipment ETF
Corgi HIMS 2x Daily ETF
Corgi HOOD 2x Daily ETF
Corgi Hyundai 2x Daily ETF
Corgi India 2x Daily ETF
Corgi INTC 2x Daily ETF
Corgi International Developed Equities 15% Structured Buffer ETF - August Series
Corgi International Developed Equities 15% Structured Buffer ETF - July Series
Corgi International Developed Equities 15% Structured Buffer ETF - June Series
Corgi International Developed Equities 15% Structured Buffer ETF - May Series
Corgi International Developed Equities 15% Structured Buffer ETF - September Series
Corgi IONQ 2x Daily ETF
Corgi IP Licensing & Royalties 2x Daily ETF
Corgi IP Licensing & Royalties ETF
Corgi IREN 2x Daily ETF
Corgi JOBY 2x Daily ETF
Corgi KEYS 2x Daily ETF
Corgi Kioxia 2x Daily ETF
Corgi Lasertec 2x Daily ETF
Corgi LASR 2x Daily ETF
Corgi Lifestyle Brands 2x Daily ETF
Corgi Lifestyle Brands ETF
Corgi LITE 2x Daily ETF
Corgi Lithography & Semiconductor Photonics 2x Daily ETF
Corgi Lithography & Semiconductor Photonics ETF
Corgi Longevity Consumer 2x Daily ETF
Corgi Longevity Consumer ETF
Corgi LRCX 2x Daily ETF
Corgi LRN 2x Daily ETF
Corgi Mag 7 2x Daily ETF
Corgi Mag 7 ETF
Corgi MARA 2x Daily ETF
Corgi MediaTek 2x Daily ETF
Corgi META 2x Daily ETF
Corgi MNST 2x Daily ETF
Corgi MPWR 2x Daily ETF
Corgi MRVL 2x Daily ETF
Corgi MSFT 2x Daily ETF
Corgi MSI 2x Daily ETF
Corgi MSTR 2x Daily ETF
Corgi MU 2x Daily ETF
Corgi Natural Gas Power & Turbines 2x Daily ETF
Corgi Natural Gas Power & Turbines ETF
Corgi NBIS 2x Daily ETF
Corgi NFLX 2x Daily ETF
Corgi NOW 2x Daily ETF
Corgi NVDA 2x Daily ETF
Corgi NVO 2x Daily ETF
Corgi NVTS 2x Daily ETF
Corgi NYC Based 2x Daily ETF
Corgi NYC Based ETF
Corgi OKLO 2x Daily ETF
Corgi ONDS 2x Daily ETF
Corgi ONTO 2x Daily ETF
Corgi ORCL 2x Daily ETF
Corgi PLTR 2x Daily ETF
Corgi Ports, Rail & Freight 2x Daily ETF
Corgi Ports, Rail & Freight ETF
Corgi QBTS 2x Daily ETF
Corgi Quantum Computing 2x Daily ETF
Corgi Quantum Computing ETF
Corgi RDDT 2x Daily ETF
Corgi RGTI 2x Daily ETF
Corgi RIVN 2x Daily ETF
Corgi RKLB 2x Daily ETF
Corgi RMBS 2x Daily ETF
Corgi Robots & Humanoids 2x Daily ETF
Corgi Robots & Humanoids ETF
Corgi Samsung 2x Daily ETF
Corgi Shipping & Global Logistics 2x Daily ETF
Corgi Shipping & Global Logistics ETF
Corgi SIMO 2x Daily ETF
Corgi SK hynix 2x Daily ETF
Corgi SMCI 2x Daily ETF
Corgi SMR 2x Daily ETF
Corgi SNDK 2x Daily ETF
Corgi SOFI 2x Daily ETF
Corgi South Korea 2x Daily ETF
Corgi Space & Satellite Communications 2x Daily ETF
Corgi Space & Satellite Communications ETF
Corgi Sports Betting & Gambling 2x Daily ETF
Corgi Sports Betting & Gambling ETF
Corgi Taiwan 2x Daily ETF
Corgi TEL 2x Daily ETF
Corgi TEM 2x Daily ETF
Corgi TER 2x Daily ETF
Corgi Total U.S. Market 2x Daily ETF
Corgi TPL 2x Daily ETF
Corgi Travel & Leisure 2x Daily ETF
Corgi Travel & Leisure ETF
Corgi TSLA 2x Daily ETF
Corgi TSM 2x Daily ETF
Corgi U.S. Biotech 2x Daily ETF
Corgi U.S. Consumer Discretionary 2x Daily ETF
Corgi U.S. Consumer Staples 2x Daily ETF
Corgi U.S. Energy 2x Daily ETF
Corgi U.S. Equities 10% Structured Buffer ETF - August Series
Corgi U.S. Equities 10% Structured Buffer ETF - July Series
Corgi U.S. Equities 10% Structured Buffer ETF - June Series
Corgi U.S. Equities 10% Structured Buffer ETF - May Series
Corgi U.S. Equities 10% Structured Buffer ETF - September Series
Corgi U.S. Equities 100% Structured Buffer ETF - August Series
Corgi U.S. Equities 100% Structured Buffer ETF - July Series
Corgi U.S. Equities 100% Structured Buffer ETF - June Series
Corgi U.S. Equities 100% Structured Buffer ETF - May Series
Corgi U.S. Equities 100% Structured Buffer ETF - September Series
Corgi U.S. Equities 15% Structured Buffer ETF - August Series
Corgi U.S. Equities 15% Structured Buffer ETF - July Series
Corgi U.S. Equities 15% Structured Buffer ETF - June Series
Corgi U.S. Equities 15% Structured Buffer ETF - May Series
Corgi U.S. Equities 15% Structured Buffer ETF - September Series
Corgi U.S. Equities 30% Structured Buffer ETF - August Series
Corgi U.S. Equities 30% Structured Buffer ETF - July Series
Corgi U.S. Equities 30% Structured Buffer ETF - June Series
Corgi U.S. Equities 30% Structured Buffer ETF – May Series
Corgi U.S. Equities 30% Structured Buffer ETF - September Series
Corgi U.S. Financials 2x Daily ETF
Corgi U.S. Growth 2x Daily ETF
Corgi U.S. Healthcare 2x Daily ETF
Corgi U.S. Industrials 2x Daily ETF
Corgi U.S. Infrastructure 2x Daily ETF
Corgi U.S. Large-Cap 2x Daily ETF
Corgi U.S. Materials 2x Daily ETF
Corgi U.S. Mega-Cap Growth 2x Daily ETF
Corgi U.S. Micro-Cap 2x Daily ETF
Corgi U.S. Mid-Cap 2x Daily ETF
Corgi U.S. Real Estate 2x Daily ETF
Corgi U.S. Regional Banks 2x Daily ETF
Corgi U.S. Semiconductors 2x Daily ETF
Corgi U.S. Small-Cap 15% Structured Buffer ETF - August Series
Corgi U.S. Small-Cap 15% Structured Buffer ETF - July Series
Corgi U.S. Small-Cap 15% Structured Buffer ETF - June Series
Corgi U.S. Small-Cap 15% Structured Buffer ETF – May Series
Corgi U.S. Small-Cap 15% Structured Buffer ETF - September Series
Corgi U.S. Small-Cap 2x Daily ETF
Corgi U.S. Technology 2x Daily ETF
Corgi U.S. Utilities 2x Daily ETF
Corgi U.S. War Machine 2x Daily ETF
Corgi U.S. War Machine ETF
Corgi UCTT 2x Daily ETF
Corgi UMC 2x Daily ETF
Corgi UNH 2x Daily ETF
Corgi UPST 2x Daily ETF
Corgi UUUU 2x Daily ETF
Corgi VRT 2x Daily ETF
Corgi WDC 2x Daily ETF
Founder-Led 2x Daily ETF
Founder-Led ETF
Inside Ownership 100 ETF

EXHIBIT B

Custody Agreement Fee Schedule

Base Fee for Custody Services

The following reflects the greater of the basis point fee or annual minimum where Corgi Strategies, LLC (the “Adviser”) acts as investment adviser to the fund(s) in the same registered investment company.

Annual Minimum per Fund                                        Basis Points on Aggregated Trust

[***]                                                                         First [***]                 [***]

                                                                                    Balance                  [***]

1          The fees due to the Custodian will be aggregated at the Adviser level across each Trust, and any such fees for a given Fund shall be paid solely out of the assets of the applicable Trust as designated on Exhibit A to the Agreement.

See Appendix C for Services and Associated Fees in addition to Base Fee

See Appendix D for Global Sub-Custodial Services & Safekeeping Services in addition to the Base Fee

Once a Fund is operational, should this service agreement with U.S. Bank be terminated prior to the end of the initial two-year period, Adviser will be responsible for the balance of the minimum fees for the remainder of the initial two-year period.  Following the initial two-year period, this fee schedule will automatically renew (unless otherwise amended or terminated) for successive two-year periods, and should this service agreement with U.S. Bank be terminated prior to the end of such a two-year period, Adviser will be responsible for the balance of the minimum fees for the remainder of such two-year period.

Additional services not included herein shall be mutually agreed upon at the time of the service being added. In addition to the fees described above, additional fees may be charged to the extent that changes to applicable laws, rules or regulations require additional work or expenses related to services provided (e.g., compliance with new derivatives risk management and reporting requirements).

1 Subject to annual CPI increase:  All Urban Consumers – U.S. City Average” index, provided that the CPI adjustment will not decrease the base fees (even if the cumulative CPI rate at any point in time is negative).

All annual fees described in this fee schedule (including appendices) are calculated pro rata and billed monthly.

APPENDIX C

Custody Services in addition to the Base Fee

Portfolio Transaction Fees1

[***] – Book entry DTC transaction, Federal Reserve transaction, principal paydown

[***] – Repurchase agreement, reverse repurchase agreement, time deposit/CD or other non-depository transaction

[***] – Option/SWAPS/future contract written, exercised or expired

[***] – Mutual fund trade, Margin Variation Wire and outbound Fed wire

[***] – Physical security transaction

[***] – Check disbursement (waived if U.S. Bancorp is Administrator)

[***] Manual instructions fee. (Additional Per Securities and Cash Transactions)

[***] Cancellation/Repair fee. (Additional Per Securities and Cash Transactions)

[***] Per Non-USD wire.

[***] Per 3rd party FX settled at U.S. Bank

[***] Monthly charge on zero valued securities (Per ISIN)

[***] Per Proxy Vote cast.

[***] Dormant account fee (one year no activity)

A transaction is a purchase/sale of a security, free receipt/free delivery, maturity, tender or exchange.

1 “Sponsor trades” are defined as any trades put through the Portfolio, on behalf of the Fund by any portfolio manager/sub advisor and their affiliates authorized by the BOT to act on behalf of the Fund, outside of the create/redeem process.  Cash-in-Lieu proceeds received as part of the create/redeem process, and their related transactions are not considered to be “Sponsor trades.

Miscellaneous Expenses

All other miscellaneous fees and expenses, including but not limited to the following, will be separately billed as incurred: expenses incurred in the safekeeping, delivery and receipt of securities, shipping, transfer fees, deposit withdrawals at custodian (DWAC) fees, SWIFT charges, negative interest charges and extraordinary expenses based upon complexity.

Additional Services

•         Additional fees apply for global servicing.  Fund of Fund expenses quoted separately.

•         [***] per custody sub – account per year (e.g., per sub –adviser, segregated account, etc.)

•         Class Action Services – [***] filing fee per class action per account, plus [***] of gross proceeds, up to a maximum per recovery not to exceed [***].

•         No charge for the initial conversion free receipt if fund is converting from another service provider.

•         [***] per SMA converting into the fund.

•         Overdrafts – charged to the account at prime interest rate plus [***], unless a line of credit is in place.

•         Third Party lending - Additional fees will apply.

APPENDIX D

Additional Global Sub-Custodial Services Annual Fee Schedule

Global Custody Base Fee

A monthly base fee of [***] per fund will apply when foreign securities are held.  If no global assets are held within a given month, the monthly base charge will not apply for that month. In addition, the following may apply.  Safekeeping and transaction fees are assessed on security and currency transactions.

Plus: Global Custody Transaction Fees1

Global Custody transaction fees associate with Sponsor Trades2. (See schedule below)

A transaction is defined as any purchase/sale, free receipt / free delivery, maturity, tender or exchange of a security.

Global Safekeeping and Transaction Fees

(See schedule below)

Global Custody Tax Reclamation Services:

Global Filing: [***] per annum

U.S. Domestic Filing: [***] per annum (Only ADRs)

3rd Party Tax Service Provider: [***] per annum (does not include out of pocket expenses incurred in the fulfillment of requests from the 3rd party)

Any client who does not elect for U.S. Bank Global Custody/3rd Party Tax Services, but elects to pursue relief themselves, would be charged for out of pocket expenses incurred in the fulfillment of the requests.

Miscellaneous Expenses

Charges incurred by U.S. Bank, N.A. directly or through sub-custodians for account opening fees,  local taxes, stamp duties or other local duties and assessments, stock exchange fees, foreign exchange transactions, postage and insurance for shipping, facsimile reporting, extraordinary telecommunications fees, proxy services and other shareholder communications, recurring administration fees, negative interest charges, overdraft charges or other expenses which are unique to a country in which the client or its clients is investing will be passed along as incurred.

A surcharge may be added to certain miscellaneous expenses listed herein to cover handling, servicing and other administrative costs associated with the activities giving rise to such expenses.  Also, certain expenses are charged at a predetermined flat rate.

SWIFT reporting and message fees.

1“Sponsor trades” are defined as any trades put through the Portfolio, on behalf of the Fund by any portfolio manager/sub advisor and their affiliates authorized by the BOT to act on behalf of the Fund, outside of the create/redeem process.  Cash-in-Lieu proceeds received as part of the create/redeem process, and their related transactions are not considered to be “Sponsor trades.”

Additional Global Sub-Custodial Services Annual Fee Schedule

Country	Safekeeping (BPS)	Transaction fee	Country	Safekeeping (BPS)	Transaction fee	Country	Safekeeping (BPS)	Transaction fee
Argentina	[***]	[***]	Hong Kong	[***]	[***]	Poland	[***]	[***]
Australia	[***]	[***]	Hungary	[***]	[***]	Portugal	[***]	[***]
Austria	[***]	[***]	Iceland	[***]	[***]	Qatar	[***]	[***]
Bahrain	[***]	[***]	India	[***]	[***]	Romania	[***]	[***]
Bangladesh	[***]	[***]	Indonesia	[***]	[***]	Russia	[***]	[***]
Belgium	[***]	[***]	Ireland	[***]	[***]	Saudi Arabia	[***]	[***]
Bermuda	[***]	[***]	Israel	[***]	[***]	Serbia	[***]	[***]
Botswana	[***]	[***]	Italy	[***]	[***]	Singapore	[***]	[***]
Brazil	[***]	[***]	Japan	[***]	[***]	Slovakia	[***]	[***]
Bulgaria	[***]	[***]	Jordan	[***]	[***]	Slovenia	[***]	[***]
Canada	[***]	[***]	Kenya	[***]	[***]	South Africa	[***]	[***]
Chile	[***]	[***]	Kuwait	[***]	[***]	South Korea	[***]	[***]
China Connect	[***]	[***]	Latvia	[***]	[***]	Spain	[***]	[***]
China (B Shares)	[***]	[***]	Lithuania	[***]	[***]	Sri Lanka	[***]	[***]
Colombia	[***]	[***]	Luxembourg	[***]	[***]	Sweden	[***]	[***]
Costa Rica	[***]	[***]	Malaysia	[***]	[***]	Switzerland	[***]	[***]
Croatia	[***]	[***]	Malta	[***]	[***]	Taiwan	[***]	[***]
Cyprus	[***]	[***]	Mauritius	[***]	[***]	Tanzania	[***]	[***]
Czech Republic	[***]	[***]	Mexico	[***]	[***]	Thailand	[***]	[***]
Denmark	[***]	[***]	Morocco	[***]	[***]	Tunisia	[***]	[***]
Egypt	[***]	[***]	Namibia	[***]	[***]	Turkey	[***]	[***]
Estonia	[***]	[***]	Netherlands	[***]	[***]	UAE	[***]	[***]
Euroclear (Eurobonds)	[***]	[***]	New Zealand	[***]	[***]	Uganda	[***]	[***]
Euroclear (Non-Eurobonds)	Rates are available upon request	Rates are available upon request	Nigeria	[***]	[***]	Ukraine	[***]	[***]
Finland	[***]	[***]	Norway	[***]	[***]	United Kingdom	[***]	[***]
France	[***]	[***]	Oman	[***]	[***]	Uruguay	[***]	[***]
Germany	[***]	[***]	Pakistan	[***]	[***]	Vietnam	[***]	[***]
Ghana	[***]	[***]	Panama	[***]	[***]	West African Economic Monetary Union (WAEMU)*	[***]	[***]
Greece	[***]	[***]	Peru	[***]	[***]	Zambia	[***]	[***]
			Philippines	[***]	[***]	Zimbabwe	[***]	[***]

*Transaction Fee includes: Receive Versus Payment (RVP), Delivery Versus Payment (DVP), FREE REC, and FREE DEL activity related to securities settlement within U.S. Bank sub-custodian network

•         Non Eurobonds rate sheet – below rate is applied on ISINs held at Euroclear plus (in addition to standard [***] charge.) Non Eurobond rate is calculated on any ISIN code listed below held at Euroclear at month end.

Market	Non Eurobond ISIN code	Non Eurobond Rate ISINs held at EOC*
ARGENTINA	AR	[***]
AUSTRALIA	AU	[***]
BELGIUM	BE	[***]
CANADA	CA	[***]
CHILE	CL	[***]
CZECH REPUBLIC	CZ	[***]
DENMARK	DK	[***]
FINLAND	FI	[***]
FRANCE	FR	[***]
GERMANY	DE	[***]
GREECE	GG	[***]
HOLLAND	NL	[***]
HONG KONG	HK	[***]
HUNGARY	HU	[***]
ISRAEL	IL	[***]
ITALY	IT	[***]
JAPAN	JP	[***]
LUXEMBOURG	LU	[***]
MEXICO	MX	[***]
NEWZEALAND	NZ	[***]
NORWAY	NO	[***]
PERU	PE	[***]
POLAND	PL	[***]
PORTUGAL	PT	[***]
ROMANIA	RO	[***]
RUSSIA	RU	[***]
SINGAPORE	SG	[***]
SLOVAK REPUBLIC	SK	[***]
SLOVENIA	SI	[***]
SPAIN	ES	[***]
SOUTH-AFRICA	ZA	[***]
SWEDEN	SE	[***]
SWITZERLAND	CH	[***]
THAILAND	TH	[***]
UNITED KINGDOM	GB	[***]
UNITED STATES	US	[***]